UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2011

MANHATTAN BANCORP

(Exact name of registrant as specified in its charter)

California	000-54116	20-5344927
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2141 Rosecrans Avenue, Suite 1160 El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 606-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02               Results of Operations and Financial Condition

On April 29, 2011, Manhattan Bancorp (the “Company”) issued a press release in which it released its financial condition as of March 31, 2011.  Also announced were the results of operations for the first quarter ended March 31, 2011.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  The information furnished pursuant to Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly stated by specific reference in such filing.

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2011, the Company and Bank of Manhattan, N.A. (the “Bank”) entered into a First Amendment to Employment Agreement (the “Amendment”) with Terry L. Robinson, pursuant to which Mr. Robinson will continue to serve the Company and the Bank as President and Chief Executive Officer.  The Amendment amends the Employment Agreement dated November 23, 2010 (the “Employment Agreement”) to clarify the intention of the parties that if the Employment Agreement is terminated for Good Reason (as such term is defined in the Employment Agreement) by Mr. Robinson or without cause by the Company and/or the Bank, Mr. Robinson will receive separation pay equal to twelve months of his then current annual base salary, provided such separation occurs more than six months after the effective date of the Employment Agreement and that Mr. Robinson executes a waiver and release.

The foregoing summary is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
10.1	First Amendment to Employment Agreement dated as of April 28, 2011, by and among Manhattan Bancorp, Bank of Manhattan, N.A., and Terry L. Robinson.
99.1	Press release dated April 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANHATTAN BANCORP
(Registrant)

May 2, 2011	By:	/s/ DEAN FLETCHER
Dean Fletcher
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	First Amendment to Employment Agreement dated as of April 28, 2011, by and among Manhattan Bancorp, Bank of Manhattan, N.A., and Terry L. Robinson.
99.1	Press release dated April 29, 2011.